Supplement dated February 24, 2014 to the following Prospectuses dated May 1, 2013:

•	MultiOption® Variable Annuity (Megannuity)
•	MultiOption® Variable Annuity (MOA)

Supplement dated February 24, 2014 to the following:

•	MultiOption® Achiever Variable Annuity
•	MultiOption® Classic Variable Annuity
•	MultiOption® Select Variable Annuity (Select)

This supplement provides information about the fund substitutions which are occurring in the above named annuity contracts on or about May 1, 2014 (“Substitution Date”). This supplement is for information purposes and requires no action on your part. There will be no tax consequences as a result of the substitution transaction.

On the Substitution Date, sub-account units corresponding to the shares of each underlying mutual fund in Column I (“Existing Fund”) below will be replaced with sub-account units corresponding to the shares of each underlying mutual fund in Column II (“Replacement Fund”) below.

Column I Existing Fund	Column II Replacement Fund
American Century VP Value Fund Class II Shares	SFT T. Rowe Price Value Fund
MFS® VIT Value Series Service Class Shares	SFT T. Rowe Price Value Fund
American Century VP Ultra® Fund Class II Shares	SFT Ivy® Growth Fund
Franklin Templeton VIP Trust – Franklin Large Cap Growth Securities Class 2 Shares	SFT Ivy® Growth Fund
Invesco V.I. American Franchise Series II Shares	SFT Ivy® Growth Fund
Ivy Funds VIP Growth	SFT Ivy® Growth Fund
MFS® VIT Investors Growth Stock Series Service Class Shares	SFT Ivy® Growth Fund
Oppenheimer Variable Account Funds – Capital Appreciation Fund/VA Service Shares	SFT Ivy® Growth Fund
Ivy Funds VIP Small Cap Growth	SFT Ivy® Small Cap Growth Fund
MFS® VIT New Discovery Series Service Class Shares	SFT Ivy® Small Cap Growth Fund
Invesco V.I. Core Equity Fund Series II Shares	SFT Pyramis® Core Equity Fund Class 2 Shares
Fidelity VIP Contrafund® Service Class 2 Shares	SFT Pyramis® Core Equity Fund Class 2 Shares
Oppenheimer Variable Account Funds – Global Strategic Income/VA Service Shares	Ivy Funds VIP High Income

The Existing Funds will continue to be available for investment until the Substitution Date. Once all of the necessary regulatory approvals have been obtained, Minnesota Life will carry out the proposed substitutions by redeeming the Existing Funds’ shares and purchasing shares of the Replacement Funds on the Substitution Date. The proposed substitutions will result in any contract value you have allocated to a sub-account investing in an Existing Fund, in effect, being transferred to a sub-account investing in the corresponding Replacement Fund.

The investment objective and policies of the Replacement Funds are similar to the investment objectives and policies of the corresponding Existing Funds. The investment objective of the Replacement Funds, along with information about the Replacement Fund’s investment adviser/sub-adviser, is described below and more fully in each Replacement Fund’s prospectus.

Please retain this supplement for future reference.

F80782 2-2014

Prior to the Substitution Date.  From the current date until the Substitution Date, contract owners with allocations in the Existing Funds may transfer allocations to any other available investment option in accordance with the contract. During this period, any transfers from an Existing Fund will not be treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract. Market timing and rider allocation plan limitations will continue to apply.

On the Substitution Date.  At the close of business on the Substitution Date, any allocations that remain in the Existing Funds will be redeemed. Those redemptions will then be used to purchase accumulation units/annuity units in the corresponding Replacement Funds. All contact owners affected by the substitution will receive written confirmation of the transaction. The redemption/repurchase to effectuate the substitution will not be treated as a transfer for the purposes of transfer limitations.

After the Substitution Date.  Effective immediately following the Substitution Date, the Existing Funds will no longer be available as investment options in the contract. Additionally, from the Substitution Date through May 31, 2014, contract owners may reallocate amounts that were substituted into the Replacement Funds to any other available investment option without the transfer being treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract. Once the substitutions occur, any future allocation instructions of purchase payments and/or contract value that you previously designated to the Existing Fund will be allocated to the Replacement Fund. These investments will become your allocation instructions until you tell us otherwise. Market timing and rider allocation plan limitations will continue to apply.

Information about each Replacement Fund, its investment policies, risks, fees and expenses and all other aspects of its operations, can be found in its prospectus, which you should read carefully. THERE IS NO ASSURANCE THAT THE NEW FUND WILL ACHIEVE ITS STATED OBJECTIVES. To the extent required by law, approvals of the substitutions will also be obtained from the state insurance regulators in certain jurisdictions.

If you have any questions about this proposed substitution, please contact a Customer Service representative at: 1-800-362-3141.

Investment Objectives of Replacement Funds

Replacement Fund	Investment Adviser	Investment Objective
SFT T. Rowe Price Value Fund	Advantus Capital Management, Inc. Sub-Adviser: T. Rowe Price Associates, Inc.	Seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.
SFT Ivy® Growth Fund	Advantus Capital Management, Inc. Sub-Adviser: Waddell & Reed Investment Management Company	Seeks to provide growth of capital.
SFT Ivy® Small Cap Growth Fund	Advantus Capital Management, Inc. Sub-Adviser: Waddell & Reed Investment Management Company	Seeks to provide growth of capital.
SFT Pyramis® Core Equity Fund Class 2 Shares	Advantus Capital Management, Inc. Sub-Adviser: Pyramis Global Advisors®, LLC	Seeks long-term capital appreciation.
Ivy Funds VIP High Income	Waddell & Reed Investment Management Company	Seeks to provide total return through a combination of high current income and capital appreciation.

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